UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2022
PAYLOCITY HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36348	46-4066644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1400 American Lane
Schaumburg, Illinois 60173
(Address of principal executive offices, including zip code)
(847) 463-3200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCTY	The NASDAQ Global Select Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Revolving Credit Agreement

On August 19, 2022 (the “Effective Date”), Paylocity Holding Corporation (the “Company”) entered into that certain First Amendment to Credit Agreement and Security Agreement (the “First Amendment”) among the Company and Paylocity Corporation as guarantor of the obligations under the loan documents related to the Revolving Credit Agreement (together with the other guarantors party thereto, the “Guarantors,” and together with the Company and any other person who becomes party to the Revolving Credit Agreement (as defined below) as a guarantor, the “Loan Parties”), PNC Bank, National Association, as administrative agent, PNC Capital Markets, LLC and JPMorgan Chase Bank, N.A., as joint lead arrangers and joint bookrunners, Truist Bank and KeyBank National Association, as co-documentation agents, and the other lenders party thereto. The First Amendment amends that certain Credit Agreement entered into as of July 17, 2019 (as supplemented from time to time prior to the Effective Date, and as so amended by the First Amendment, the “Revolving Credit Agreement”) among the Company, the Loan Parties, PNC Bank, National Association, as administrative agent, PNC Capital Markets, LLC, as sole lead arranger and sole bookrunner, and the other lenders party thereto to, among other things:

•Increase the aggregate principal amount under the senior secured revolving credit facility (the “Facility”) from $250,000,000 to $550,000,000, which may be increased to up to $825,000,000, subject to obtaining additional lender commitments and certain approvals and satisfying certain other conditions.
•Increase the sublimit for swing loans under the Facility from $25,000,000 to $55,000,000 and the sublimit for letters of credit under the Facility from $25,000,000 to $55,000,000.
•Extend the maturity date of the Facility from July 17, 2024 to August 19, 2027 (the “Expiration Date”), which may be extended on up to two occasions for one additional year, subject to satisfying certain conditions.
•Replace the interest rate based on London Interbank Offered Rate with an interest rate based on secured overnight financing rate (“SOFR”).

Pursuant to the First Amendment, borrowings under the Facility will generally bear interest, at the Company’s option, at a rate per annum determined by reference to either the Term SOFR Rate plus the SOFR Adjustment (each as defined in the First Amendment) or an adjusted base rate, in each case plus an applicable margin ranging from 0.875% to 1.50% and 0.0% to 0.50%, respectively, based on the then-applicable net total leverage ratio. In addition, the Company is required to pay certain fees, including (i) a quarterly commitment fee at a rate ranging from 0.09% to 0.225% per annum on the daily amount of the undrawn portion of the revolving commitments under the Facility, based on the then-applicable net total leverage ratio, and (ii) a letter of credit fronting fee at a rate of 0.125% per annum on the daily amount available to be drawn under each letter of credit and a letter of credit participation fees at a rate ranging from 0.875% to 1.50% per annum on the daily undrawn amount of all outstanding letters of credit and unreimbursed disbursements relating to letters of credit, based on the then-applicable net total leverage ratio.

Under the Revolving Credit Agreement, the Loan Parties are required to maintain a maximum net total leverage ratio of not greater than 4.00 to 1.00 (with a step up to 4.50 to 1.00 for the 4 consecutive fiscal quarters following the fiscal quarter in which certain Permitted Acquisitions (as defined in the Revolving Credit Agreement) are consummated, subject to certain limitations) and a minimum interest coverage ratio of not less than 2.00 to 1.00.

The proceeds of the loans and letters of credit under the Facility are to be used to fund ongoing working capital, capital expenditures and general corporate purposes, including Permitted Acquisitions (as defined in the Revolving Credit Agreement), permitted investments, permitted distributions and share repurchases.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 with respect to the First Amendment is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
First Amendment to Credit Agreement and Security Agreement, dated as of August 19, 2022, by and among Paylocity Holding Corporation, the Guarantor party thereto, the Lenders party thereto, PNC Bank, National Association, as Administrative Agent, and PNC Capital Markets, LLC and JPMorgan Chase Bank, N.A., as joint lead arrangers and joint bookrunners.*

104	Cover Page Interactive Data File (formatted as Inline XBRL)
*Certain exhibits and schedules have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish to the SEC a copy of any omitted exhibits or schedules upon request of the SEC.

EXHIBIT INDEX

Exhibit No.	Description
10.1
First Amendment to Credit Agreement and Security Agreement, dated as of August 19, 2022, by and among Paylocity Holding Corporation, the Guarantor party thereto, the Lenders party thereto, PNC Bank, National Association, as Administrative Agent, and PNC Capital Markets, LLC and JPMorgan Chase Bank, N.A., as joint lead arrangers and joint bookrunners.*

104	Cover Page Interactive Data File (formatted as Inline XBRL)
*Certain exhibits and schedules have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish to the SEC a copy of any omitted exhibits or schedules upon request of the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLOCITY HOLDING CORPORATION

Date: August 22, 2022	By:	/s/ Ryan Glenn
Ryan Glenn
Chief Financial Officer and Treasurer